Exhibit 10.17

Amendment No. 2

This Amendment No. 2 to the July 24, 2002 Services Agreement (“Services Agreement”) is entered as of October 1, 2006 (the “Effective Date”) by and between FireMark Partners, LLC (“FireMark”) a Delaware limited liability company and Bristol West Holdings, Inc a Delaware corporation formerly known as BRW Acquisition, Inc. (“BRW”).

WHEREAS, BRW is required to pay monthly License Fees from and after the Effective Date totaling $900,000, subject to the terms and conditions of the Services Agreement and the Correction and Amendment of the Services Agreement dated November 8, 2005; and

WHEREAS, BRW and FireMark desire to satisfy such requirement with one single discounted payment of $818,091 on Friday October 6, 2006;

NOW THEREFORE, the Services Agreement is hereby amended as follows:

On or around October 6, 2006, BRW shall pay FireMark $818,091 in full satisfaction of its remaining obligation to make License payments under Section 7.3 of the Services Agreement.

IN WITNESS WHEREOF, the parties hereto have signed this Amendment intending to be legally bound.

BRISTOL WEST HOLDINGS, INC., f/k/a BRW ACQUISITION, INC.		FIREMARK PARTNERS, LLC

By:	/s/ Craig Eisenacher	By:	/s/ John McManus

Name:	Craig Eisenacher	Name:	John McManus
Title:	Senior Vice President	Title:	Member
Date:	10/4/06	Date:	10/3/06